EXHIBIT 1

           JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)1

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  December 29, 1999

                             GOTHAM PARTNERS, L.P.


                             By:  Section H Partners, L.P.,
                                  its general partner


                                  By: Karenina Corporation,
                                      a general partner of Section H
                                      Partners, L.P.


                                      By:  /s/ William A. Ackman
                                           --------------------------------
                                           William A. Ackman
                                           President


                             GOTHAM PARTNERS III, L.P.


                             By:  Section H Partners, L.P.,
                                  its general partner


                                  By: Karenina Corporation,
                                      a general partner of Section H
                                      Partners, L.P.


                                      By:  /s/  William A. Ackman
                                           --------------------------------
                                           William A. Ackman
                                           President


                             GOTHAM INTERNATIONAL ADVISORS, L.L.C.


                              By: /s/ William A. Ackman
                                  -----------------------------------
                                  William A. Ackman
                                  Senior Managing Member